Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Ameriprise Financial, Inc. (the “Company”) for the year ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), James M. Cracchiolo, as Chief Executive Officer of the Company, and Walter S. Berman, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James M. Cracchiolo
Name:	James M. Cracchiolo
Title:	Chief Executive Officer
Date:	February 29, 2008

/s/ Walter S. Berman
Name:	Walter S. Berman
Title:	Chief Financial Officer
Date:	February 29, 2008